Finance income and charges	6 Months Ended
Dec. 31, 2019
Analysis of income and expense [abstract]
Finance income and charges
Finance income and charges

	Six months ended 31 December 2019	Six months ended 31 December 2018
	£ million	£ million
Interest income	122	102
Fair value gain on financial instruments	24	59
Total interest income	146	161
Interest charges	(271)	(224)
Fair value loss on financial instruments	(23)	(57)
Total interest charges	(294)	(281)
Net interest charges	(148)	(120)

Net finance income in respect of post employment plans in surplus	13	14
Hyperinflation adjustment in respect of Venezuela (a)	3	6
Other finance income	1	—
Total other finance income	17	20
Net finance charge in respect of post employment plans in deficit	(9)	(12)
Unwinding of discounts	(7)	(8)
Interest charge in respect of direct and indirect tax	(5)	(5)
Change in financial liability (Level 3)	(1)	(2)
Other finance charges	(1)	(1)
Total other finance charges	(23)	(28)
Net other finance charges	(6)	(8)

Included in interest charges was interest in respect of leases of £7 million for the six months ended 31 December 2019 (2018 - £4 million), including interest expense of £4 million as a result of the adoption of IFRS 16.

(a) Hyperinflation adjustment in respect of Venezuela

Venezuela is a hyper-inflationary economy where the government maintains a regime of strict currency controls with multiple foreign currency rate systems. Access to US dollars on these exchange systems is very limited. The foreign currency denominated transactions and balances of the group’s Venezuelan operations are translated into the local functional currency (VES) at the rate they are expected to be settled, applying the most appropriate official exchange rate. For consolidation purposes, the group converts its Venezuelan operations using management’s estimate of the exchange rate considering the inflation forecast and the most appropriate official exchange rate (DICOM). The exchange rate used to translate the results of the group’s Venezuelan operations was VES/£ 2,525,956 for the six months ended 31 December 2019 (2018 - VES/£ 10,466).
The following table presents the contribution of the group’s Venezuelan operations to the consolidated income statement, cash flow statement and net assets for the six months ended 31 December 2019 and 31 December 2018 and the impact that would have resulted if the DICOM exchange rate had been applied for consolidation.

	6 months to 31 December 2019		6 months to 31 December 2018
	At estimated exchange rate	At DICOM exchange rate	At estimated exchange rate	At DICOM exchange rate
	2,525,956 VES/£	61,213 VES/£	10,466 VES/£	809 VES/£
	£ million	£ million	£ million	£ million
Net sales	—	4	—	1
Operating profit	—	11	—	—
Other finance income - hyperinflation adjustment	3	132	6	72
Net cash inflow from operating activities	—	7	—	1
Net assets	48	2,000	65	843